UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2025

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Entry into Material Definitive Agreement

Amendment to Existing Purchase Agreement

On February 7, 2025, Nuvve Holding Corp. (the “Company”) entered into the Fourth Amendment to Securities Purchase Agreement (the “Amendment”), which amends the Securities Purchase Agreement, dated October 31, 2024, as amended on January 14, 2024, February 3, 2025 and February 4, 2025 (as amended, the “October Purchase Agreement”), by and among the Company and the buyers named therein. The Amendment amends the October Purchase Agreement to update the definition of “Exempt Issuance” to include certain registered direct offerings.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the form of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

RDO Agreement

On February 7, 2025, the Company entered into a securities purchase agreement (the “RDO Agreement”) with the purchasers named on the signature page thereto (the “Purchasers”), which provides for the sale and issuance by the Company in a registered direct offering (the “Offering”) of an aggregate of 108,428 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a purchase price of $2.966 per share (the “Shares”), which represents the average closing price of the Common Stock for the five trading days immediately prior to the execution of the RDO Agreement as reported on the Nasdaq Capital Market, for aggregate gross proceeds to the Company of $321,597.45. The Company intends to use the net proceeds from the sale of the Shares for general corporate purposes. The closing of the Offering is expected to occur on or before February 11, 2025, subject to the satisfaction of customary closing conditions.

The RDO Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, and customary indemnification obligations of the Company.

The Offering will be made pursuant to a shelf registration statement on Form S-3 declared effective by the Securities and Exchange Commission (the “SEC”) (Registration No. 333-264462) on May 2, 2022. A prospectus supplement relating to the Offering and the sale of the Shares will be filed with the SEC.
The foregoing description of the RDO Agreement is not complete and is qualified in its entirety by reference to the full text of the form of RDO Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment to Securities Purchase Agreement, dated as of February 7, 2025.
10.2†	Form of Securities Purchase Agreement, dated as of February 7, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

† Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2025

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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